UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2018

DIGITAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(415) 738-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective as of March 2, 2018, the Board of Directors of Digital Realty Trust, Inc. (the “Company”) adopted the Seventh Amended and Restated Bylaws (the "Amended Bylaws") to, among other things, update Article XV “Amendment of Bylaws” to permit the stockholders of the Company to amend the Company’s bylaws by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock pursuant to a binding proposal properly submitted by any stockholder or group of up to ten stockholders holding at least 3% of the outstanding shares of the Company’s common stock for at least three years (the “Ownership Threshold”). A stockholder proposal submitted under the Amended Bylaws may not, without the approval of the Board of Directors, alter or repeal (i) Article XII of the bylaws, which provides for indemnification of directors and officers of the Company, or (ii) Article XV of the bylaws, which addresses procedures for amendment of the bylaws.
The Board of Directors believes the Ownership Threshold enables stockholders who hold a meaningful stake in the Company for more than a brief period of time to propose binding amendments to the Company’s bylaws. In that regard, the Board of Directors considered that, based on the public filings made by stockholders as of December 31, 2017, as of such date (i) five stockholders held more than 3% (representing more than 42% of outstanding shares in the aggregate) of the Company’s outstanding common stock and (ii) 47 stockholders held more than 0.3% (representing approximately 79% of outstanding shares in the aggregate) of the Company’s common stock.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated Bylaws of Digital Realty Trust, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Date: March 8, 2018